Exhibit 10.5

Interest Rate Swap Transaction (REVISION)

The purpose of this letter agreement is to confirm the amendment of the terms and conditions of the Transaction entered into between:

JPMORGAN CHASE BANK, N.A.

(“JPMorgan”)

and

STANDARD PARKING CORPORATION

(the “Counterparty”)

on the Trade Date and identified by the JPMorgan Deal Number specified below (the “Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2006 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the Interest Rate and Currency Exchange Agreement dated as of 24 October 2012, as amended and supplemented from time to time (the “Agreement”), between JPMORGAN CHASE BANK, N.A. (“JPMorgan”) and STANDARD PARKING CORPORATION (the “Counterparty”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

A. TRANSACTION DETAILS

JPMorgan Deal Number(s):	6901000199694 / 0N175517102

Notional Amount:	As set forth in the Notional Amount Schedule hereto

Trade Date:	25 October 2012

Effective Date:	31 October 2012

Termination Date:	30 September 2017 subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Counterparty

Fixed Rate Payer Payment Dates:

The last day of each November, December, January, February, March, April, May, June, July, August, September and October in each year, from and including 30 November 2012 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention and there will be an adjustment to the Calculation Period.

Fixed Rate:	0.75250 percent

Fixed Rate Day Count Fraction:	Actual/360

Business Days:	London, New York

Floating Amounts:

Floating Rate Payer:	JPMorgan

Floating Rate Payer Payment Dates:

The last day of each November, December, January, February, March, April, May, June, July, August, September and October in each year, from and including 30 November 2012 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day

Convention and there will be an adjustment to the Calculation Period.

Floating Rate for initial Calculation Period:	To be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:	London, New York

Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.

MAINTENANCE OF HEDGE

Counterparty hereby agrees that at all times until the termination of this Transaction it shall maintain outstanding obligations in respect of borrowed money in an amount equal to or greater than the Notional Amount.

Notional Amount Schedule:

From and Including*	To but Excluding*	Notional Amount:
31 October 2012	30 November 2012	USD	50,000,000.00
30 November 2012	31 December 2012	USD	50,000,000.00
31 December 2012	31 January 2013	USD	48,875,000.00
31 January 2013	28 February 2013	USD	48,875,000.00
28 February 2013	28 March 2013	USD	48,875,000.00
28 March 2013	30 April 2013	USD	47,750,000.00
30 April 2013	31 May 2013	USD	47,750,000.00
31 May 2013	28 June 2013	USD	47,750,000.00
28 June 2013	31 July 2013	USD	46,625,000.00
31 July 2013	30 August 2013	USD	46,625,000.00
30 August 2013	30 September 2013	USD	46,625,000.00
30 September 2013	31 October 2013	USD	45,500,000.00
31 October 2013	29 November 2013	USD	45,500,000.00
29 November 2013	31 December 2013	USD	45,500,000.00
31 December 2013	31 January 2014	USD	44,375,000.00
31 January 2014	28 February 2014	USD	44,375,000.00
28 February 2014	31 March 2014	USD	44,375,000.00
31 March 2014	30 April 2014	USD	43,250,000.00
30 April 2014	30 May 2014	USD	43,250,000.00
30 May 2014	30 June 2014	USD	43,250,000.00
30 June 2014	31 July 2014	USD	42,125,000.00

31 July 2014	29 August 2014	USD	42,125,000.00
29 August 2014	30 September 2014	USD	42,125,000.00
30 September 2014	31 October 2014	USD	41,000,000.00
31 October 2014	28 November 2014	USD	41,000,000.00
28 November 2014	31 December 2014	USD	41,000,000.00
31 December 2014	30 January 2015	USD	39,500,000.00
30 January 2015	27 February 2015	USD	39,500,000.00
27 February 2015	31 March 2015	USD	39,500,000.00
31 March 2015	30 April 2015	USD	38,000,000.00
30 April 2015	29 May 2015	USD	38,000,000.00
29 May 2015	30 June 2015	USD	38,000,000.00
30 June 2015	31 July 2015	USD	36,500,000.00
31 July 2015	28 August 2015	USD	36,500,000.00
28 August 2015	30 September 2015	USD	36,500,000.00
30 September 2015	30 October 2015	USD	35,000,000.00
30 October 2015	30 November 2015	USD	35,000,000.00
30 November 2015	31 December 2015	USD	35,000,000.00
31 December 2015	29 January 2016	USD	33,500,000.00
29 January 2016	29 February 2016	USD	33,500,000.00
29 February 2016	31 March 2016	USD	33,500,000.00
31 March 2016	29 April 2016	USD	32,000,000.00
29 April 2016	31 May 2016	USD	32,000,000.00
31 May 2016	30 June 2016	USD	32,000,000.00
30 June 2016	29 July 2016	USD	30,500,000.00
29 July 2016	31 August 2016	USD	30,500,000.00
31 August 2016	30 September 2016	USD	30,500,000.00
30 September 2016	31 October 2016	USD	29,000,000.00
31 October 2016	30 November 2016	USD	29,000,000.00
30 November 2016	30 December 2016	USD	29,000,000.00
30 December 2016	31 January 2017	USD	27,125,000.00
31 January 2017	28 February 2017	USD	27,125,000.00
28 February 2017	31 March 2017	USD	27,125,000.00
31 March 2017	28 April 2017	USD	25,250,000.00
28 April 2017	31 May 2017	USD	25,250,000.00
31 May 2017	30 June 2017	USD	25,250,000.00
30 June 2017	31 July 2017	USD	23,375,000.00
31 July 2017	31 August 2017	USD	23,375,000.00
31 August 2017	29 September 2017	USD	23,375,000.00

*Subject to adjustment in accordance with the Modified Following Business Day Convention

B. ACCOUNT DETAILS
Payments to JPMorgan in USD:
JPMORGAN CHASE BANK, N.A.
BIC: CHASUS33XXX
A/C No: 099997979
JPMORGAN CHASE BANK, NATL ASSO, NEW YORK
BIC: CHASUS33XXX

Payments to Counterparty in USD:	As per your standard settlement instructions.

C. OFFICES

JPMorgan:	NEW YORK

Counterparty:	CHICAGO

D. DOCUMENTS TO BE DELIVERED

Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

E. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 6901000199694 / 0N175517102

JPMorgan Chase Bank, N.A.

/s/ Carmine Pilla

Name:	Carmine Pilla

Title:	Executive Director

Accepted and confirmed as of the date
first written:
STANDARD PARKING CORPORATION

/s/ G. Marc Baumann

Name:	G. Marc Baumann

Title:	Chief Financial Officer, Treasurer & President of Urban Operations

Your reference number:

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
JPMorgan Contact	Telephone Number

Client Service Group

Group E-mail address:	de.rates.affirmations@jpmorgan.com
Facsimile:	(001) 888 803 3606
Telex:
Cable:

Please quote the JPMorgan deal number(s): 6901000199694 / 0N175517102.